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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration Nos. 33-61665, 33-08779 and 333-109985) of Transcat, Inc. of our report dated June 17, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                              /s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Rochester, New York
June 17, 2004